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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Hasbro, Inc., a Rhode Island corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

       1) the Company's Annual Report on Form 10-K for the year ended December 25, 2005, as filed with the Securities and Exchange Commission (the "10-K Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2) the information contained in the Company's 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Alfred J. Verrecchia
                                          --------------------------------------
                                          Alfred J. Verrecchia
                                          President and Chief Executive Officer
                                          of Hasbro, Inc.



Dated: February 22, 2006


A signed original of this written statement required by Section 906 has been provided to Hasbro, Inc. and will be retained by Hasbro, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.